Exhibit 10.1

            RECEIVABLES PURCHASE AGREEMENT dated as of [________], [____] among [_____________________], a [________] corporation (the "Seller") and Securitized
Asset Backed Receivables LLC, a Delaware limited liability company (the "Purchaser").

            WHEREAS in the regular course of its business, the Seller has purchased certain motor vehicle retail installment sale and installment loan contracts secured by new or used automobiles, and light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles and vans from motor vehicle dealers; and

            WHEREAS the Purchaser wishes to purchase the Receivables (as hereinafter defined) and to transfer the Receivables to [_____________________] [____]-[_] (the "Trust"), which will issue the [Class [A-1] _________% Asset Backed Notes (Series ___) (the "Class [A-1] Notes")], [Class [A-2] ________% Asset Backed Notes (Series ___) (the "Class [A-2] Notes")], [Class [A-3] ________% Asset Backed Notes (Series ___) (the "Class [A-3] Notes")] [and Class [A-4]______% Asset Backed Notes (Series ___)] (the "Class [A-4] Notes" and, together with the Class [A-1] Notes, the Class [A-2] Notes and the Class [A-3] Notes, the "Notes") payment of which will be secured by the Receivables and [the _____% Asset Backed Certificates] representing fractional undivided interests in the property of the Trust including the Receivables, subject to the rights of the Indenture Trustee on behalf of the Noteholders;

            WHEREAS the Seller has agreed to make certain representations and warranties relating to the Receivables and to pay certain expenses and amounts with respect hereto; and

            WHEREAS the Seller and the Purchaser wish to set forth the terms pursuant to which the Seller will sell the Receivables to the Purchaser;

            NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

            Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement or the Indenture, as applicable. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

            "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

            "Assignment" shall mean the document of assignment substantially in the form of Exhibit A.

            "Certificates" shall mean the Trust Certificates (as defined in the Trust Agreement).

            "Certificateholders" shall mean the holders of Certificates.

            "Closing Date" shall mean [_______], [    ].

            "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

            "Cutoff Date" means [_______], [    ].

            "Indenture" shall mean the Indenture dated as of [______], [ ] between the Trust and[_________], as trustee (the "Indenture Trustee"), as the same may be amended and supplemented from time to time.

            "Noteholders" shall mean the holders of the Notes.

            "Prospectus Supplement" shall mean the Prospectus Supplement dated [_________] relating to the Notes.

            "Purchaser" shall mean Securitized Asset Backed Receivables, a Delaware limited liability company, its successors and assigns.

            "Receivable" shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche).

            "Repurchase Event" shall have the meaning specified in Section 6.02.

            "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of [______], among the Trust, the Purchaser, and the Seller, as the same may be amended and supplemented from time to time.

            "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I.

            "Seller" shall mean [_____________________], a [________]
corporation, its successors and assigns.

            "Trust Agreement" shall mean the Trust Agreement dated as of [_______], between the Purchaser and [___________], [ ], as the owner trustee (the "Owner Trustee"), as the same may be amended and supplemented from time to time.

                                   ARTICLE II

                            CONVYANCE OF RECEIVABLES

            Section 2.01 Conveyance of Receivables. In consideration of the Purchaser's delivery to or upon the order of the Seller of $_______________, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations of the Seller herein), all right, title and interest of the Seller in and to (but none of the obligations of the Seller with respect to):

            (a) the Receivables, and all moneys received thereon on and after the Cutoff Date;

            (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of the Seller in such Financed Vehicles including the Seller's right, title and interest in the lien on the Financed Vehicles in the name of [_____________________] or the Seller's agents;

            (c) any proceeds with respect to the Receivables from claims on any Insurance Policies relating to the Financed Vehicles or Obligors;

            (d) proceeds of any recourse (but none of the obligations) to Dealers on Receivables;

            (e) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust;

            (f) the Receivables Files; and

            (g) the proceeds of any and all of the foregoing.

            Section 2.02 The Closing. The sale and purchase of the Receivables shall take place at a closing (the "Closing") at the offices of [____________], [___________] on the Closing Date, simultaneously with the closings under (a) the Sale and Servicing Agreement and (b) the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the Closing Date:

            (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

            (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

            (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary action.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement, the Indenture and the Trust Agreement); or violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

            (e) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

            Section 3.02 Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the Closing Date:

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of [_________], with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other Transferor Property conveyed to the Purchaser pursuant to Section 2.01, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement, the Trust Agreement, the Indenture or the Sale and Servicing Agreement, except such as have been duly made or obtained.

                  (vii) No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under or the validity or enforceability of, this Agreement.

                  (viii) Principal Place of Business. The principal place of business and chief executive office of the Seller are located at the place set forth in Section 6.08(a) and such location has not changed since the date the Seller was incorporated.

                  (ix) Use of Names. The legal name of the Seller is the name used by it in this Agreement and the Seller has not changed its name since [________] and does not have trade names, fictitious names, assumed names or "doing business" names.

                  (x) Solvency. The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated in this Agreement; the Seller is paying its debts, if any, as they become due; the Seller, after giving effect to the transactions contemplated in this Agreement, will have adequate capital to conduct its business.

                  (xi) Fraudulent Conveyance. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

            The Seller agrees that such representations and warranties shall be conveyed hereunder by the Purchaser to the Issuer under the Sale and Servicing Agreement, and pledged by the Issuer to the Indenture Trustee. The Seller further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against the Seller. The Seller agrees that the Purchaser shall rely on such representations and warranties in accepting the Receivables.

            (b) The Seller makes the representations and warranties to the Purchaser in respect of the Receivables set forth in Section 3.1 of the Sale and Servicing Agreement, and in that connection agrees to execute the Sale and Servicing Agreement. The Seller agrees that such representations and warranties shall be conveyed hereunder by the Purchaser to the Issuer under the Sale and Servicing Agreement, and pledged by the Issuer to the Indenture Trustee. The Seller further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against the Seller. The Seller agrees that the Purchaser shall rely on such representations and warranties in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent sale, assignment and transfer of the Receivables pursuant to the Sale and Servicing Agreement and the Grant thereof pursuant to the Indenture.

                                   ARTICLE IV

                                   CONDITIONS

            Section 4.01 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

            (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement, and deliver to the Purchaser the Schedule of Receivables.

            (c) Documents To Be Delivered by the Seller at the Closing.

                  (i) The Assignment. At the Closing, the Seller will execute and deliver an Assignment substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser as purchaser or secured party, describing the Receivables and the other property included in the Owner Trust Estate, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy or other evidence satisfactory to the Purchaser of such filing to the Purchaser on or prior to the Closing Date.

                  (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

            (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

            Section 4.02 Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

            (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01.

                                   ARTICLE V

                             COVENANTS OF THE SELLER

            The Seller agrees with the Purchaser as follows:

            Section 5.01 Protection of Right, Title and Interest. (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller and the Purchaser, respectively, in and to the Receivables and the other property included in the Owner Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in and to the Receivables and the other property included in the Owner Trust Estate. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

            (b) Name Change. Within 15 days after the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Purchaser notice of any such change and, no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the property included in the Owner Trust Estate.

            (c) Resolution. The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

            (d) Notice. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser. Should any third party inquire of the Seller as to the Receivables, the Seller will promptly indicate to such party that the Receivables have been sold to the Purchaser pursuant to this Agreement.

            Section 5.02 Other Liens or Interests. Except for the conveyances hereunder and under the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

            Section 5.03 Indemnification. The Seller shall indemnify the Purchaser for any liability resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its or the Seller's representations and warranties contained herein and for any failure by the Seller to comply with its obligations under Sections 5.01 and
5.02 hereof. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

            Section 6.01 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

            Section 6.02 Repurchase Events. The Seller hereby covenants that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(c), unless any such breach shall have been cured by the last day of the Collection Period following the discovery thereof by the Seller, or receipt by the Seller of written notice from the Owner Trustee, the Indenture Trustee, the Depositor, or the Servicer, shall constitute an event obligating the Seller to purchase as of such last day any Receivable hereunder with respect to which such breach occurred if such breach has had a material and adverse effect on the interests of the Purchaser or the Trust in and to such Receivable (each, a "Repurchase Event"), at the Purchase Amount from the Purchaser or, upon the assignment contemplated by the Sale and Servicing Agreement, from the Trust. The repurchase obligation of the Seller shall constitute the sole remedy (other than that provided by Section 5.04) of the Purchaser, the Trust, the Indenture Trustee, the Noteholders, the Owner Trustee or the Certificateholders against the Seller with respect to any Repurchase Event.

            Section 6.03 Purchaser Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

            Section 6.04 The Trust. The Seller acknowledges and agrees that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, Grant the Receivables and its rights under this Agreement and the Sale and Servicing Agreement to the Indenture Trustee on behalf of the Noteholders and (c) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Trust, the Certificateholders and the Noteholders. The Seller hereby consents to all such sales and assignments and agrees that the Owner Trustee or, if pursuant to the Indenture, the Indenture Trustee may exercise the rights of the Purchaser and enforce the obligations of the Seller hereunder directly and without the consent of the Purchaser.

            Section 6.05 Amendment. This Agreement may be amended from time to time, with prior written notice to the rating agency, by a written amendment duly executed and delivered by the Seller and the Purchaser, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement, the Trust Agreement or the Indenture; provided that such amendment shall not, in the Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder in the Trust or the Receivables. This Agreement may also be amended by the Seller and the Purchaser, with prior written notice to the rating agency, with the consent of the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Trust or Receivables; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes and Certificates that is required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

            Section 6.06 Accountants' Letters. (a) [____________] will review the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus Supplement; (b) the Seller will cooperate with the Purchaser and [____________] in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above and to deliver the letters required of them under the Prospectus Supplement; (c) [____________] will deliver to the Purchaser a letter, dated the date of the Prospectus Supplement, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus Supplement and with respect to such other information as may be agreed in the form of letter.

            Section 6.07 Waivers. No failure or delay on the part of the Purchaser, or any assignee of the Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

            Section 6.08 Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or recognized overnight courier or by facsimile confirmed by delivery or mail as described above, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to [_____________________________________]; (b) in the case of the Purchaser, to
Securitized Asset Backed Receivables LLC, 200 Park Avenue, New York, New York 10166, (212) 412-4000; and (c) in the case of the rating agency, to [________________]; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            Section 6.09 Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

            Section 6.10 Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the sales and assignments referred to in Section 6.04.

            Section 6.11 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Sale and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document or as required by any of the foregoing or by law.

            Section 6.12 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

            Section 6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

                                    [_____________________]
                                     Seller

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                                    Purchaser

                                    By:   [_____________________]
                                          as its sole member

                                    By:_________________________________________
                                       Name:
                                       Title:

            ASSIGNMENT

            For value received, in accordance with the Receivables Purchase Agreement dated as of [________],[____] among [_____________________] (the
"Seller") and SECURITIZED ASSET BACKED RECEIVABLES LLC. (the "Purchaser"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller in the Receivables Purchase Agreement), all right, title and interest of the Seller in and to (but none of the obligations of the Seller with respect to) (i) the Receivables, and all moneys received thereon on and after the Cutoff Date plus all Payaheads as of the Cutoff Date; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of the Seller in such Financed Vehicles including the Seller's right, title and interest in the lien on the Financed Vehicles in the name of World Omni Financial Corp. or the Seller's agents; (iii) any proceeds with respect to the Receivables from claims on any Insurance Policies relating to the Financed Vehicles or Obligors;
(iv) proceeds of any recourse (but none of the obligations) to Dealers on Receivables; (v) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust; and (vi) the Receivables Files. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers, Dealers or any other person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement.

            Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  caused  this
Assignment to be duly executed as of [_______], [____].

                                    [_____________________]

                                    By:___________________________________
                                       Name:
                                       Title:

NYLIB5 726748.2                       -3-
NYLIB5 726748.2

                                   SCHEDULE I

                             SCHEDULE OF RECEIVABLES

            [To Be Delivered at Closing]